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Exhibit 99.6



             CONFIDENTIALITY AND NON-COMPETITION AGREEMENT - GUSTILO


         This Confidentiality and Non-Competition Agreement (the "AGREEMENT") is entered into as of December 14, 2001 by and between XCEL Healthcare, Inc., a California corporation ("XCEL"), whose address is 6016 Fallbrook Avenue, Suite 200, Woodland Hills, California 91367 and Ron A. Gustilo, an individual ("EXECUTIVE"), whose address is _______________________________, California
________, with reference to the following facts:

                                    RECITALS:

         WHEREAS, Executive is a shareholder of XCEL, which is engaged in the homecare pharmacy business (the "Business");

         WHEREAS, Executive is one of the founders of the Business and has been instrumental in managing and controlling the Business and, as a result of his long association with the Business, has certain confidential and proprietary information concerning the Business and belonging to it;

         WHEREAS, pursuant to that certain Stock Purchase and Share Exchange Agreement of even date herewith (the "Exchange Agreement") entered into by and among Health Sciences Group, Inc. ("HESG), Fred Tannous, Bill Glaser, XCEL, BioSelect Innovations, Inc. ("BioSelect") and the Shareholders (as defined in the Agreement), the Shareholders will transfer all of their equity securities in XCEL and BioSelect to HESG to be used in connection with the continuation of the Business; and

         WHEREAS, as a condition to the purchase of the equity securities by Health Sciences Group, Inc., the parties desire to set forth in this Agreement certain covenants to be made by Executive for the benefit of XCEL, BioSelect and Health Sciences Group, Inc., including, without limitation, covenants by Executive that he will not: (i) compete with XCEL in connection with the Business; or (ii) divulge confidential information of the Business; or (iii) engage in other practices which are competitive with or adverse to XCEL as it relates to the Business.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties to this Agreement (collectively "PARTIES" and individually a "PARTY") agree as follows:

                                   AGREEMENT:

         1.       DEFINITIONS

                  All capitalized terms used but not defined herein have the meanings ascribed to them in the Exchange Agreement. Set forth below are definitions of capitalized words or terms which are generally used throughout this Agreement:


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                  (a) "AGREEMENT" means this Confidentiality and Non-Competition
Agreement, as originally executed and as it may be amended, modified, supplemented and/or restated from time to time or renewed or extended.

                  (b) "COMPETITIVE BUSINESS" shall mean any business that is or may be competitive with, similar to, or adverse to the Business, whether such competing business is conducted, directly or indirectly, individually or by a proprietorship, partnership, corporation or other form of entity or venture.

                  (c) "CONFIDENTIAL INFORMATION" shall mean any information, matter or thing which, as to the Business, is of a secret, confidential or private nature, whether or not so denominated, and which (i) is connected with the methods of operation of the Business, or concerns any of its suppliers, customers, licensors, licensees or others with whom XCEL has or has had a business relationship within the past 3 years; and (ii) has current or potential value to XCEL, or the unauthorized disclosure of which could be detrimental to the Business and/or to XCEL. "Confidential Information" shall be broadly defined and shall include but not be limited to: (1) business matters known or available only to management and owners of XCEL, such as (A) information concerning customers, vendors and suppliers, including their names, addresses, credit or financial status, buying or selling habits, practices or requirements; (B) any arrangements or contracts that XCEL has or may have with such parties; (C) the marketing methods, plans and/or strategies of XCEL for development of the Business; and (D) the terms of any contracts or agreements XCEL has entered into; and (2) other matters including, but not limited to, product information, trade secrets, know-how, formulae, innovations, inventions, technologies, devices, discoveries, techniques, formats, processes, methods, specifications, designs, patterns, schematics, data, compilation of information, test results and research and/or development projects undertaken by XCEL. For purposes of this Agreement, the term "trade secrets" shall mean the broadest and most inclusive interpretation of "trade secrets" as defined by applicable law. Confidential Information shall not include any information in the public domain, provided, however, specific information shall not be deemed to be in the public domain merely because it is encompassed by some general information that is published or in the public domain.

                  (d) "NONCOMPETITION COVENANT" shall mean the covenant described in section 2 entitled "Covenant Not to Compete".

                  (e) "NONINTERFERENCE COVENANT" shall mean the covenant described in section 4 entitled "Covenant Not to Interfere".

                  (g) "TERRITORY" shall encompass the United States of America.

         2.       COVENANT NOT TO COMPETE

                  Executive hereby covenants and agrees that for a period of 3 years, Executive shall not, without the prior written consent of XCEL (which consent may be withheld in the sole and absolute discretion of XCEL), within the boundaries of the Territory, directly or indirectly, whether with or through any person, firm, partnership, corporation or other entity, whether now existing or hereafter created: (i) be or become engaged in any Competitive Business including, without limitation, being or becoming an organizer, partner, joint-venturer, stockholder, officer, director, employee, manager, independent sales representative, associate, consultant, agent, or lender to any Competitive

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Business or acting as a supplier, vendor, vendee, lessor or lessee to any
Competitive Business for less than full and adequate consideration; and/or (ii) in any manner associate with, aid or assist or give information or financial assistance to any Competitive Business; and/or (iii) use or permit the use of his name or any part thereof to be used or employed in connection with any Competitive Business (collectively, the "NONCOMPETITION COVENANTS"). The provisions of these Noncompetition Covenants shall not be deemed to prevent (i) the purchase or ownership by Executive of a passive investment of not more than 4% of the outstanding capital shares of any business company which has a class of securities registered pursuant to the Securities and Exchange Act of 1934, as amended (i.e., a so-called "publicly held" company), or (ii) Executive from becoming employed as a practicing pharmacist by a pharmacological organization. The provisions of these Noncompetition Covenants shall cease to be of any force or effect upon the occurrence of the Repurchase Option Exercise Date, if any, or if HESG wrongfully fails to provide the severance compensation contemplated by Sections 10(d) and 10(e) of that certain Employment Agreement of even date herewith by and between XCEL and Executive.

         3.       COVENANT NOT TO INTERFERE

                  Executive hereby covenants and agrees that for a period of 3 years, Executive shall not solicit the business of any person, firm or business entity which is or has been during the two (2) year period preceding such solicitation a customer, client, contractor, joint venturer, supplier or vendor of XCEL if, either directly or indirectly, whether with or through any person, firm, partnership, corporation or other entity now existing or hereafter created, the solicitation is done: (i) on behalf of, directly or indirectly, any Competitive Business; or (ii) for the purpose of or with the reasonably foreseeable effect of harming or adversely affecting the business of XCEL (the "NONINTERFERENCE COVENANT").

         4. AGREEMENT NOT TO USE OR DIVULGE CONFIDENTIAL INFORMATION; ACKNOWLEDGMENT OF SECRECY

                  Executive hereby acknowledges that, by reason of his relationship with XCEL, he has had access to and become acquainted with the Confidential Information. Executive hereby covenants and agrees that he shall not, in any fashion, form or manner, unless previously and specifically consented to in writing by XCEL, either directly or indirectly use, divulge, transmit or otherwise disclose or cause to be used, divulged, transmitted or otherwise disclosed to any person, firm, partnership, corporation or other entity now existing or hereafter created, in any manner whatsoever (other than as required by law), any Confidential Information of any kind, nature or description. Executive hereby further acknowledges and agrees that the sale or unauthorized use, transmission or other disclosure of any of the Confidential Information which is in his possession constitutes unfair competition and Executive covenants and agrees that he shall not engage in any unfair competition with XCEL. The foregoing provisions shall not be construed to prevent Executive from making use of or disclosing information which is in the public domain through no fault of Executive's; PROVIDED, HOWEVER, specific information shall not be deemed to be in the public domain merely because it is encompassed by some general information that is published or in the public domain.

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                  Executive hereby acknowledges that the Confidential
Information is not generally known to the public or to other persons outside of XCEL who are able to obtain economic value from its use, transmission or other disclosure, and that the Confidential Information derives independent economic value thereby. Executive hereby covenants and agrees that he shall take all efforts reasonably necessary to maintain the secrecy and confidentiality of the Confidential Information and to otherwise comply with the terms of this Agreement.

         5.       ACKNOWLEDGMENT OF NECESSITY OF COVENANTS AND PROTECTIONS

                  Executive hereby acknowledges and agrees that: (i) the covenants and the restrictions contained in this Agreement including the Noncompetition Covenant and the Noninterference Covenant (collectively and severally, the "COVENANTS OR RESTRICTIONS") are necessary, fundamental and required for the protection of the Business as it has been transferred to XCEL,
(ii) the Covenants or Restrictions relate to matters which are of a special, unique and extraordinary value; and (iii) a breach of any of the Covenants or Restrictions will result in irreparable harm and damages to XCEL which cannot be adequately compensated by a monetary award.

         6.       JUDICIAL LIMITATION

                  Notwithstanding the foregoing, if at any time a court of competent jurisdiction holds that any of the Covenants or Restrictions or any portion thereof is unenforceable by reason of its extending for too long a period of time or over too large a geographical area, or by reason of its being too extensive in any other respect, such Covenants or Restrictions or portion thereof shall be interpreted to extend only over the maximum period of time, maximum geographical area, and/or maximum extent in all other respects as to which it may be enforceable, all as determined by the court in such action.

         7.       REPRESENTATIONS AND WARRANTIES

                  Executive hereby represents and warrants to XCEL, each of which is deemed to be a separate representation and warranty, as follows:

                  (a) VALIDITY. This Agreement has been duly executed and delivered by Executive and is valid and binding upon him in accordance with its terms, except as limited by: (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditor rights generally; and (2) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

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                  (b) LEGAL REPRESENTATION. Executive: (1) has had the advice, or sufficient opportunity to obtain the advice, of legal counsel separate and independent from legal counsel for any other party hereto; and (2) Executive was not represented by the legal counsel of any other party hereto in connection with the transactions contemplated by this Agreement, nor was he under any belief or understanding that such legal counsel was representing his interests.

                  (c) FAIRNESS. The terms and conditions of the transactions contemplated by this Agreement are fair and reasonable based upon all of the facts and circumstances existing at the time this Agreement is entered into; and Executive has voluntarily entered into the transactions contemplated by this Agreement, without duress or coercion.

         8.       INTERPRETATION AND CONSTRUCTION

                  (a) PREPARATION OF AGREEMENT. The parties have participated jointly in the negotiation and drafting of this Agreement and each provision hereof. In the event any ambiguity, conflict, omission or other question of intent or interpretation arises, this Agreement shall be construed as if jointly drafted by the parties, and no presumption or burden of proof shall be presumed, implied or otherwise construed favoring or disfavoring any party by virtue of the authorship of this Agreement or of any provision hereof.

                  (b) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made by any party in connection with any transaction contemplated by this Agreement shall, irrespective of any investigation made by or on behalf of any other party hereto, survive the execution and delivery of this Agreement and the performance or consummation of any transaction described in this Agreement, and shall continue in full force and effect forever thereafter.

                  (c) ENTIRE AGREEMENT; NO COLLATERAL REPRESENTATIONS. Each party expressly acknowledges and agrees that this Agreement, and the agreements and documents referenced herein: (i) are the final, complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof; (ii) supersede any prior or contemporaneous agreements, memorandums, proposals, commitments, guaranties, assurances, communications, discussions, promises, representations, understandings, conduct, acts, courses of dealing, warranties, interpretations or terms of any kind, whether oral or written (collectively and severally, the "PRIOR AGREEMENTS"), and that any such prior agreements are of no force or effect except as expressly set forth herein; and
(iii) may not be varied, supplemented or contradicted by evidence of prior agreements, or by evidence of subsequent oral agreements. No prior drafts of this Agreement, and no words or phrases from any prior drafts, shall be admissible into evidence in any action or suit involving this Agreement.

                  (d) AMENDMENT; WAIVER; FORBEARANCE. Except as expressly provided herein, neither this Agreement nor any of the terms, provisions, obligations or rights contained herein, may be amended, modified, supplemented, augmented, rescinded, discharged or terminated (other than by performance), except by a written instrument or instruments signed by all of the parties to this Agreement. No waiver of: (i) any breach of any term, provision or agreement; (ii) the performance of any act or obligation under this Agreement; and/or (iii) any right granted under this Agreement, shall be effective and binding unless such waiver shall be in a written instrument or instruments signed by each party claimed to have given or consented to such waiver. Except to the extent that the party or parties may have otherwise agreed in writing, no

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waiver shall be deemed a waiver or relinquishment of any other term, provision, agreement, act, obligation or right under this Agreement, or of any preceding or subsequent breach thereof. No forbearance by a party in seeking a remedy for any noncompliance or breach by another party hereto shall be deemed to be a waiver by such forbearing party of its rights and remedies with respect to such noncompliance or breach, unless such waiver shall be in a written instrument or instruments signed by the forbearing party.

                  (e) REMEDIES CUMULATIVE. The remedies of each party under this Agreement are cumulative and shall not exclude any other remedies to which such party may be lawfully entitled.

                  (f) SEVERABILITY. If any term or provision of this Agreement, or the application thereof to any person or circumstance, shall to any extent be determined to be invalid, illegal or unenforceable under present or future laws, then, and in such event: (i) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Agreement, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and still be legal, valid and enforceable; and (ii) the remaining part of this Agreement (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby, and shall continue in full force and effect to the fullest legal extent.

                  (g) NO RELIANCE UPON PRIOR REPRESENTATIONS. Each party acknowledges that: (1) no other party has made any oral representation or promise which would induce such party, prior to executing this Agreement, to change such party's position to his or its detriment, to partially perform, or to part with value in reliance upon such representation or promise; and (2) such party has not so changed his or its position, performed or parted with value prior to the time of the execution of this Agreement, or such party has taken such action at its own risk.

         9.       ENFORCEMENT

                  (a) APPLICABLE LAW. This Agreement and the rights and remedies of each party arising out of or relating to this Agreement (including equitable remedies) shall be solely governed by, interpreted under, and construed and enforced in accordance with the laws (without regard to the conflicts of law principles) of the State of California.

                  (b) CONSENT TO JURISDICTION AND VENUE; SERVICE OF PROCESS. Any "action or proceeding" (as such term is defined below) arising out of or relating to this Agreement shall be filed in and litigated solely before the state courts of California located within the County of Los Angeles, or the United States District Court for the Southern District of California. By execution and delivery of this Agreement, each party: (i) generally and unconditionally accepts the exclusive jurisdiction of the aforesaid courts and venue therein, and waives to the fullest extent provided by law any defense or objection to such jurisdiction and venue based upon the doctrine of "FORUM NON CONVENIENS;" and (ii) consents to service of process in any such action or proceeding by delivery of certified or registered mailing of the summons and complaint in accordance with the notice provisions of this Agreement. The term "ACTION OR PROCEEDING" is defined as any and all claims, suits, actions, hearings, arbitrations or other similar proceedings, including appeals and petitions therefrom, whether formal or informal, governmental or non-governmental, or civil or criminal.


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                  (c) CONSENT TO INJUNCTIVE RELIEF; WAIVER OF BOND OR SECURITY.
Executive acknowledges that XCEL may, if Executive breaches his covenants and obligations under this Agreement, sustain immediate and long-term substantial and irreparable injury and damage which cannot be reasonably or adequately compensated by damages at law. Consequently, Executive agrees that XCEL shall be entitled, in the event of his breach or threatened breach of the covenants and obligations hereunder, to obtain equitable relief from a court of competent jurisdiction, including enforcement of each provision of this Agreement by temporary, preliminary and/or permanent injunctions enforcing XCEL's rights or enjoining any breach by Executive, all without proof of any actual damages that have been or may be caused to XCEL by such breach or threatened breach and without the posting of bond or other security in connection therewith. (Likewise, XCEL waives any obligation of Executive to the posting of bond or other security in connection with an appeal of the grant of any such temporary, preliminary and/or permanent injunction.) Executive waives the claim or defense that XCEL has an adequate remedy at law. Executive agrees and acknowledges that:
(i) the terms of this subsection (c) are fair, reasonable and necessary to protect the legitimate interests of XCEL; (ii) this waiver is a material inducement to XCEL to enter into the transactions contemplated hereby; and (iii) XCEL relied upon this waiver in entering into this Agreement. Executive warrants and represents that he has reviewed this provision with his legal counsel, and that he has knowingly and voluntarily waived his rights following consultation with such legal counsel.

                  (d) RECOVERY OF FEES AND COSTS. If any party institutes, or should any party otherwise become a party to, any action or proceeding based upon or arising out of this Agreement, including the enforcement or interpretation of this Agreement or any provision hereof, or for damages by reason of any alleged breach of this Agreement or any provision hereof, or for a declaration of rights in connection herewith, or for any other relief, including equitable relief, in connection herewith, the "PREVAILING PARTY" (as such term is defined below) in any such action or proceeding, whether or not such action or proceeding proceeds to final judgment or determination, shall be entitled to receive from the non-prevailing party as a cost of suit, and not as damages, all fees, costs and expenses of enforcing any right of the prevailing party, including reasonable attorneys' fees. The term "PREVAILING PARTY" is defined as the party who is determined to prevail by the court after its consideration of all damages and equities in the action or proceeding (the court shall retain the discretion to determine that no party is the prevailing party, in which case no party shall be entitled to recover its fees and costs under this subsection
(d)).

         10.      SUCCESSORS AND ASSIGNS.

                  Each and every representation, warranty, covenant, condition and provision of this Agreement as it relates to each party hereto shall be binding upon and shall inure to the benefit of such party and his or its respective successors and permitted assigns, spouses, heirs, executors, administrators and personal and legal representatives, including any successor (whether direct or indirect, or by merger, consolidation, conversion, purchase of assets, purchase of securities or otherwise).

         11.      MISCELLANEOUS

                  (a) COSTS AND EXPENSES. Except as expressly set forth in this Agreement, each party shall pay all legal and other fees, costs and expenses incurred or to be incurred by such party in negotiating and preparing this Agreement; in performing due diligence or retaining professional advisors; and in complying with such party's covenants, agreements and conditions contained herein.


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                  (b) COOPERATION. Each party agrees, without further
consideration, to cooperate and diligently perform any further acts, deeds and things, and to execute and deliver any documents that may be reasonably necessary or otherwise reasonably required to consummate, evidence, confirm and/or carry out the intent and provisions of this Agreement, all without undue delay and at no expense to Executive.

                  (c) NOTICES. All notices, demands, requests, consents, approvals or other communications ("Notices") given hereunder shall be in writing, and shall be given by personal delivery or by express mail, Federal Express, DHL or other similar form of recognized airborne/overnight delivery service (which forms of Notice shall be deemed to have been given upon delivery) or by mailing in the mail by registered or certified mail, return receipt requested, postage prepaid (which forms of Notice shall be deemed to have been given upon the fifth (5th) business day following the date mailed). Notices shall be addressed to the addresses stated below:

                  In the case of Executive:

                           Mr. Ron A. Gustilo
                           ------------------------------------
                           ------------------------------------

                  with a copy to:

                           ------------------------------------
                           ------------------------------------

                  or in the case of XCEL:

                           XCEL Healthcare, Inc.
                           c/o Mr. Fred E. Tannous
                           Howard Hughes Center
                           6080 Center Drive, 6th Floor
                           Los Angeles, California 90045

                  with a copy to:

                           Pollet & Richardson
                           10900 Wilshire Boulevard, Suite 500
                           Los Angeles, California 90024
                           Attn:  Erick E. Richardson, Esq.


                  (d) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument, binding on all parties hereto.


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         WHEREFORE, the parties hereto have, for purposes of this Agreement, executed this Agreement in the City of Los Angeles, State of California, as of December 14, 2001.

                                      EXECUTIVE:


                                      /s/ Ron A. Gustilo
                                      ------------------------------------------
                                      Ron A. Gustilo

                                      XCEL HEALTHCARE, INC.,
                                      a California corporation



                                      By:  /s/ Fred E. Tannous
                                      ------------------------------------------
                                      Fred E. Tannous, Director






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